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                                                                  Exhibit 23 (i)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated March 3, 1999, included in KCS Energy, Inc.'s Form 10-K, for the year ended December 31, 1998, into previously filed Registration Statement File Nos. 33-25707, 33-28899, 33-45923 and 33-63982.

                                                      Arthur Andersen LLP

New York, New York
March 29, 1999


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